October 15, 2019

SEMPER MBS TOTAL RETURN FUND

Class A	SEMOX
Institutional Class	SEMMX
Investor Class	SEMPX

Semper Short Duration Fund

Institutional Class	SEMIX
Investor Class	SEMRX

Series of Advisors Series Trust

Supplement to the Statement of Additional Information (“SAI”) dated March 30, 2019

Effective immediately, the following disclosure within the “Portfolio Holdings Policy” section of the SAI is deleted and replaced as follows:

“Certain of the persons listed above receive information about the Funds’ portfolio holdings on an ongoing basis.  The Funds believe that these third parties have legitimate objectives in requesting such portfolio holdings information and operate in the best interest of the Funds’ shareholders.  These persons include:

•	A mutual fund rating and/or ranking organization, or person performing similar functions, who is subject to a duty of confidentiality, including a duty not to trade on any non-public information;

•
Rating and/or ranking organizations, specifically: Lipper; Morningstar; Standard & Poor’s; Bloomberg; Vickers-Stock Research Corporation; Thomson Financial; and Capital-Bridge, all of which currently receive such information approximately sixty calendar days following the end of each month; or

•
Internal parties involved in the investment process, administration, operation or custody of the Funds, specifically: Fund Services; the Trust’s Board of Trustees; and the Trust’s attorneys and accountants (currently, Sullivan & Worcester LLP and Tait, Weller & Baker LLP, respectively), all of which typically receive such information after it is generated.

Any disclosures to additional parties not described above is made with the prior written approval of either the Trust’s CCO or his or her designee, pursuant to the Trust’s Policy and Procedures Regarding Disclosure of Portfolio Holdings.”

Please retain this Supplement with your SAI.